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                                                                               .

                                                                    Exhibit 9(F)

                               AMENDED SCHEDULE 2

                               SPECIFIED COUNTRIES

  COUNTRY                            EFFECTIVE DATE
  -------                            --------------
Argentina                            January 6, 2003
Australia                            January 6, 2003
Austria                              January 6, 2003
Bahrain                              January 6, 2003
Bangladesh                           January 6, 2003
Belgium                              January 6, 2003
Bermuda                              January 6, 2003
Bolivia                              January 6, 2003
Botswana                             January 6, 2003
Brazil                               January 6, 2003
Bulgaria                             January 6, 2003
Canada                               January 6, 2003
Cayman Islands                       May 12, 2003
Chile                                January 6, 2003
China                                January 6, 2003
Colombia                             January 6, 2003
Costa Rica                           January 6, 2003
Croatia                              January 6, 2003
Cyprus                               January 6, 2003
Czech Republic                       January 6, 2003
Denmark                              January 6, 2003
Ecuador                              January 6, 2003
Egypt                                January 6, 2003
Estonia                              January 6, 2003
Finland                              January 6, 2003
France                               January 6, 2003
Germany                              January 6, 2003
Ghana                                January 6, 2003
Greece                               January 6, 2003
Hong Kong                            January 6, 2003
Hungary                              January 6, 2003
Iceland                              May 12, 2003
India                                January 6, 2003
Indonesia                            January 6, 2003
Ireland                              January 6, 2003
Israel                               January 6, 2003
Italy                                January 6, 2003
Ivory Coast                          January 6, 2003
Jamaica                              May 12, 2003
Japan                                January 6, 2003
Jordan                               January 6, 2003
Kenya                                January 6, 2003
Lithuania                            January 6, 2003
Luxembourg                           January 6, 2003
Malaysia                             January 6, 2003
Mauritius                            January 6, 2003
Mexico                               January 6, 2003
Morocco                              January 6, 2003
Namibia                              January 6, 2003
Netherlands                          January 6, 2003
New Zealand                          January 6, 2003
Nigeria                              January 6, 2003
Norway                               January 6, 2003
Oman                                 January 6, 2003
Pakistan                             January 6, 2003
Palestine                            May 12, 2003
Panama                               January 6, 2003
Peru                                 January 6, 2003
Philippines                          January 6, 2003
Poland                               January 6, 2003
Portugal                             January 6, 2003
Romania                              January 6, 2003
Russia                               January 6, 2003
Singapore                            January 6, 2003
Slovakia                             January 6, 2003
Slovenia                             January 6, 2003
South Africa                         January 6, 2003
South Korea                          January 6, 2003
Spain                                January 6, 2003
Sri Lanka                            January 6, 2003
Swaziland                            January 6, 2003
Sweden                               January 6, 2003
Switzerland                          January 6, 2003
Taiwan                               January 6, 2003

Thailand                             January 6, 2003
Transnational                        January 6, 2003
Turkey                               January 6, 2003
Ukraine                              January 6, 2003
United Kingdom                       January 6, 2003
Uruguay                              January 6, 2003
Venezuela                            January 6, 2003
Vietnam                              May 12, 2003
Zambia                               January 6, 2003
Zimbabwe                             January 6, 2003